Accounts receivable, net	12 Months Ended
Dec. 31, 2022
Receivables [Abstract]
Accounts receivable, net	Accounts receivable, net
Accounting Policy
Accounts receivable are measured at fair value and are subsequently measured at amortized cost, less allowance for credit losses. The carrying amount of the accounts receivable approximates the fair value. We perform ongoing credit evaluations on our customers’ financial condition. We periodically review whether an allowance for credit losses is needed by considering factors such as historical payment experience, credit quality, aging of the accounts receivable balances, expected lifetime losses, and current economic conditions that may affect a customer’s ability to pay.
When entering into arrangements to sell our receivable, we derecognize the receivable only when meeting the derecognition criteria. The criteria require isolation from the seller, granting the buyer the right to pledge or exchange the receivables, and legal transfer of control over the receivable.
Accounts receivable consist of the following:

Year ended December 31 (€, in millions)	2021	2022
Accounts receivable, gross	3,032.5	5,327.9
Allowance for credit losses	(4.5)	(4.1)
Accounts receivable, net	3,028.0	5,323.8
The increase in accounts receivable as of December 31, 2022, compared to December 31, 2021, is mainly due to an increase in our sales, the timing of cash receipts and systems purchased at the end of the free-use or evaluation period, and an increase in down payment receivables related to future system deliveries.
In 2022, no receivables were sold through factoring arrangements (2021: €2.3 billion).